UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

Decarbonization Plus Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2744 Sand Hill Road Menlo Park, CA		94025
(Address of principal executive offices)		(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	DCRBU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	DCRB	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRBW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement and Plan of Reorganization

On February 8, 2021, Decarbonization Plus Acquisition Corporation, a Delaware corporation (“DCRB”), DCRB Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of DCRB (“Merger Sub”), and Hyzon Motors, Inc., a Delaware corporation (the “Company”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of DCRB (the “Surviving Corporation”).

Conversion of Securities

Immediately prior to the effective time of the Merger (the “Effective Time”), the Company will cause the outstanding principal and accrued and unpaid interest on the Company’s outstanding convertible notes (“Company Convertible Notes”) as of such time to be automatically converted into a number of shares of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), in accordance with the terms of such Company Convertible Notes, and such converted Company Convertible Notes will no longer be outstanding and will cease to exist.

Immediately prior to the Effective Time, the options to purchase outstanding shares of Company Common Stock (“Ascent Option”) held by Ascent Funds Management LLC (“Ascent Funds”) will be automatically converted into that number of shares of Company Common Stock in accordance with the terms of that certain Amended and Restated Side Letter Agreement, dated as of August 12, 2020 and amended on February 8, 2021, by and between the Company and Ascent Funds, and such converted Ascent Option will cease to have any rights with respect to such securities.

At the Effective Time, by virtue of the Merger and without any action on the part of DCRB, Merger Sub, the Company or the holders of any of the Company’s securities:

(a)

Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (including any shares of Company Common Stock resulting from the conversion of Ascent Option, but excluding any shares of Company Common Stock resulting from the conversion of Company Convertible Notes) will be canceled and converted into the right to receive the number of shares of Class A Common Stock, par value $0.0001 per share, of DCRB (“DCRB Class A Common Stock”) equal to the Exchange Ratio and the contingent right to receive additional shares of DCRB Class A Common Stock as additional consideration upon the occurrence of certain triggering events (“Earnout Shares”). Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time resulting from the conversion of Company Convertible Notes will be canceled and converted into the right to receive one share of DCRB Class A Common Stock and the contingent right to receive the Earnout Shares. The “Exchange Ratio” means the following ratio (rounded to four decimal places): the quotient obtained by dividing the Company Merger Shares by the Company Outstanding Shares. The “Company Merger Shares” means a number of shares equal to the quotient obtained by dividing (i) $2,000,000,000, as adjusted pursuant to the Business Combination Agreement, by (ii) $10.00. The “Company Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time, expressed on a fully-diluted and as-converted to Company Common Stock basis, and including, without limitation or duplication, the number of shares of Company Common Stock (i) issuable upon conversion of the Ascent Options, (ii) issuable upon the net exercise of Company Options (as defined below) that are unexpired, issued and outstanding, assuming that the fair market value of shares of Company Common Stock issuable pursuant to one Company Option equals (x) the Exchange Ratio multiplied by (y) $10.00, (iii) issuable upon the net exercise of Company Warrants (as defined below) that are unexpired, issued and outstanding, assuming the fair market value of shares of Company Common Stock issuable pursuant to one Company Warrant equals (x) the Exchange Ratio multiplied by (y) $10.00 and (iv) issuable upon settlement of the Company RSUs (as defined below);

(b)

Each share of Company Common Stock held in treasury of the Company will be canceled without any conversion thereof and no payment or distribution will be made with respect to such Company Common Stock;

(c)

Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation;

(d)

Each of the warrants to purchase outstanding shares of Company Common Stock (“Company Warrant”) held by Ardour Capital Investments LLC (“Ardour Capital”) outstanding and unexercised as of the Effective Time will be automatically converted into that number of New Warrants (as defined in that certain Ardour Subscription Agreement (as defined below)) as described in the Ardour Subscription Agreement;

(e)

Each of the options to purchase shares of Company Common Stock (“Company Option”), whether or not exercisable and whether or not vested, outstanding immediately prior to the Effective Time will be converted into (i) an option to purchase a number of shares of DCRB Class A Common Stock (equal to the product of (x) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share equal to (A) the exercise price per share of such Company Option immediately prior to the Effective Time divided by (B) the Exchange Ratio and (ii) the contingent right to receive Earnout Shares;

(f)

Each restricted stock unit under the Company’s incentive stock plan or otherwise, whether or not vested (“Company RSU”), outstanding immediately prior to the Effective Time will be converted into (i) a restricted stock unit denominated in shares of DCRB Class A Common Stock equal to the product of (x) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time and (y) the Exchange Ratio, and (ii) the contingent right to receive Earnout Shares.

Earnout

During the five-year period following the Closing (the “Earnout Period”), DCRB will issue to eligible holders of securities of the Company up to 23,250,000 additional shares of DCRB Class A Common Stock in the aggregate (the “Earnout Shares”), in three tranches of 9,000,000, 9,000,000 and 5,250,000 Earnout Shares, respectively, upon DCRB achieving $18, $20 or $35 as its last reported sales price per share for any twenty (20) trading days within any thirty (30) consecutive trading day period within the Earnout Period; provided, that in no event will the issuance of the 5,250,000 Earnout Shares occur prior to the one year anniversary of the date of the Closing (the “Closing Date”).

Stock Exchange Listing

DCRB will use its reasonable best efforts to cause the shares of DCRB Class A Common Stock to be issued in connection with the Proposed Transactions to be approved for listing on the NASDAQ Capital Market (“NASDAQ”) at the closing of the Merger (the “Closing”). Until the Closing, DCRB will use its reasonable best efforts to keep the DCRB Class A Common Stock and warrants listed for trading on the NASDAQ.

Registration Rights Agreement

In connection with the Closing, that certain Registration Rights Agreement dated October 19, 2020 (the “IPO Registration Rights Agreement”) will be amended and restated and DCRB, certain persons and entities holding securities of DCRB prior to the Closing (the “Initial Holders”) and certain persons and entities receiving DCRB Class A Common Stock pursuant to the Merger (the “New Holders” and together with the Initial Holders, the “Reg Rights Holders”) will enter into that amended and restated IPO Registration Rights Agreement attached as an exhibit to the Business Combination Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, DCRB will agree that, within 15 business days after the Closing, DCRB will file with the Securities and Exchange Commission (the “SEC”) (at DCRB’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Initial Holders and certain of the New Holders (the “Initial

Registration Statement”), and DCRB will use its commercially reasonable efforts to have the Initial Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Reg Rights Holders can demand up to three underwritten offerings in any twelve (12) month period, no more than four underwritten offerings in total, and such underwritten offerings must be at least ninety (90) days apart and the gross proceeds from such underwritten offering must be at least $75.0 million. The Reg Rights Holders will be entitled to customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Closing

The Closing will occur as promptly as practicable, but in no event later than three business days following the satisfaction or waiver of all of the closing conditions.

Exclusivity

From the date of the Business Combination Agreement and ending on the earlier of (a) the Closing and (b) the valid termination of the Business Combination Agreement, the parties agree not to, and to cause their respective subsidiaries and its and their respective representatives not to, among other things, (i) enter into, knowingly solicit, initiate or continue any discussions or negotiations with any person with respect to, or respond to inquiries or proposals or provide any non-public information to any person relating to, an Alternative Transaction (as defined in the Business Combination Agreement), (ii) enter into any agreement regarding any Alternative Transaction or (iii) commence, continue or renew any due diligence investigation regarding any Alternative Transaction; provided that the consummation of the transactions contemplated by the Business Combination Agreement, including the PIPE (as defined below), will not be deemed a violation of this provision. Each party will, and will cause its subsidiaries and its and their respective affiliates and representatives to, immediately cease any and all existing discussions or negotiations with any person conducted heretofore with respect to any Alternative Transaction.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto relating to, among other things, their (a) organization and structure, (b) ability to enter into the Business Combination Agreement, (c) outstanding capitalization and (d) compliance with laws.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to operation of the business in the ordinary course prior to consummation of the Proposed Transactions, and additional covenants of the parties, including, among others, (a) covenants providing for the parties to use reasonable best efforts to obtain all necessary regulatory approvals and (b) covenants providing for DRCB to prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the stockholders of DCRB (the “DCRB Stockholders”) relating to the meeting of the DCRB Stockholders (the “DCRB Stockholders’ Meeting”) to be held to consider (a) approval and adoption of the Business Combination Agreement and the Merger, (b) approval of the issuance of DCRB Class A Common Stock as contemplated by the Business Combination Agreement and the Subscription Agreements (as defined below), (c) adoption of the second amended and restated certificate of incorporation of DCRB and (d) any other proposals the parties deem necessary to effectuate the Merger (collectively, the “DCRB Proposals”).

Conditions to Closing

Mutual

The obligations of the Company, DCRB and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver of certain conditions, including, but not limited to (a) approval of the Company’s stockholders by written consent (the “Written Consent”), (b) approval and adoption of the DCRB Proposals by DCRB Stockholders, (c) the absence of any law or order that makes the Proposed Transactions illegal or otherwise prohibits consummation of the Proposed Transactions, (d) expiration or termination under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (e) listing of DCRB Class A Common Stock on the NASDAQ or another exchange mutually agreed to by the parties, as of the Closing Date.

DCRB and Merger Sub

In addition, the obligations of DCRB and Merger Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver of certain additional conditions, including, but not limited to, (a) the representations and warranties of the Company being true and correct to the standards applicable to such representations and warranties, (b) each of the covenants of the Company having been performed or complied in all material respects, (c) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) and (d) the receipt of audited financial statements of the Company.

The Company

The obligations of the Company to consummate the Proposed Transactions are also subject to the satisfaction or waiver of certain additional conditions, including, but not limited to, (a) the representations and warranties of DCRB and Merger Sub being true and correct to the standards applicable to such representations and warranties, (b) each of the covenants of DCRB and Merger Sub having been performed or complied in all material respects and (c) the absence of a DCRB Material Adverse Effect (as defined in the Business Combination Agreement).

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the stockholders of the Company or the DCRB Stockholders, as follows:

(a)	By mutual written consent of DCRB and the Company;

(b)

By DCRB or the Company, if (i) the Effective Time will not have occurred prior to the date that is 180 days after the date of the Business Combination Agreement (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein and such breach or violation is the principal cause of the failure of a condition to the Merger on or prior to the Outside Date, and, if on the Outside Date certain conditions set forth in the Business Combination Agreement are not satisfied, but all the other conditions to Closing have been satisfied, (other than those conditions that by their nature cannot be satisfied until the Closing Date), then DCRB or the Company may by written election extend the Outside Date no more than three (3) times in the aggregate, each by a period of two (2) months; (ii) any governmental authority in the United States has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Proposed Transactions illegal or otherwise preventing or prohibiting consummation of the Proposed Transactions, including the Merger; or (iii) any of the DCRB Proposals fail to receive the requisite vote for approval at the DCRB Stockholders’ Meeting;

(c)

By the Company if DCRB and Merger Sub are in material breach of any of their representations, warranties or covenants set forth in the Business Combination Agreement and such breach is not cured within thirty (30) days; or

(d)

By DCRB if (i) the Company has failed to deliver the Written Consent to DCRB within one business day of execution of the Business Combination Agreement; (ii) the Company has failed to deliver its audited financial statements to DCRB within thirty (30) days of the execution of the Business Combination Agreement; or (iii) the Company is in material breach of any of its representations, warranties or covenants set forth in the Business Combination Agreement and such breach is not cured within thirty (30) days.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party hereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about DCRB, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by DCRB, the Company and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about DCRB, the Company or Merger Sub.

Lock-Up Agreements

In connection with the execution of the Business Combination Agreement, on February 8, 2021, certain stockholders of the Company, whose ownership interests collectively represent approximately 90% of the outstanding Company Common Stock on a fully diluted basis, entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with DCRB and the Company pursuant to which they agreed, subject to certain customary exceptions, not to effect any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, or entry into any agreement with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, with respect to any shares of DCRB Class A Common Stock held by them immediately after the Effective Time, including any shares of DCRB Class A Common Stock issuable upon the exercise of any warrants or other rights to purchase shares of DCRB Class A Common Stock held by them immediately following the Closing, for six months after the Closing.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the Lock-Up Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Founder Warrant Agreement

In connection with the execution of the Business Combination Agreement, on February 8, 2021, Decarbonization Plus Acquisition Sponsor, LLC (“Sponsor”) and certain other holders of warrants of DCRB (together with the Sponsor, the “Founder Warrant Holders”) entered into a Founder Warrant Agreement (the “Founder Warrant Agreement”) with DCRB pursuant to which each of the Founder Warrant Holders agree that, following the Closing, such Founder Warrant Holder will not transfer 75% of its warrants to purchase shares of DCRB Class A Common Stock, which were acquired in a private placement in connection with DCRB’s initial public offering (“Private Placement Warrants”), until the earlier of (a) one year after the Closing and (b) subsequent to the Closing, (x) the date on which the last sale price of the DCRB Class A Common Stock quoted on the NASDAQ (or the exchange on which the shares of DCRB Class A Common Stock are then listed) equals or exceeds $11.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) consecutive trading day period or (y) the date on which DCRB completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the DCRB Stockholders having the right to exchange their shares of DCRB Class A Common Stock for cash, securities or other property.

Upon and subject to the Closing, 12.5% of each Founder Warrant Holder’s Private Placement Warrants (the “$12.00 Warrants”) will become subject to potential forfeiture, and each Founder Warrant Holder agrees not to exercise such $12.00 Warrants unless and until the occurrence of a date on which the last reported sales price of one share of DCRB Class A Common Stock quoted on the NASDAQ (or the exchange on which the shares of DCRB Class A Common Stock are then listed) is greater to or equal to $12.00 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) consecutive trading day period within the five year period commencing on the one year anniversary of the Closing.

Upon and subject to the Closing, 12.5% of each Founder Warrant Holder’s Private Placement Warrants (the “$14.00 Warrants”) will become subject to potential forfeiture, and each Founder Warrant Holder agrees not to exercise such $14.00 Warrants unless and until the occurrence of a date on which the last reported sales price of one share of DCRB Class A Common Stock quoted on the NASDAQ (or the exchange on which the shares of DCRB Class A Common Stock are then listed) is greater to or equal to $14.00 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) consecutive trading day period within the five year period commencing on the one year anniversary of the Closing.

The foregoing description of the Founder Warrant Agreement is qualified in its entirety by reference to the full text of the form of the Founder Warrant Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, on February 8, 2021, DCRB and the Company entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (collectively, the “Subscribers”), pursuant to which the Subscribers agreed to purchase, and DCRB agreed to sell to the Subscribers, an aggregate of 40,000,000 shares of DCRB Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $400,000,000, in a private placement (the “PIPE”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the concurrent consummation of the Proposed Transactions. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, DCRB agreed that, within 15 calendar days after the consummation of the Proposed Transactions, DCRB will file with the SEC (at DCRB’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and DCRB will use its reasonable best efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Ardour Subscription Agreement

In connection with the execution of the Business Combination Agreement, on February 8, 2021, DCRB, Ardour Capital, ACP Mgmt Corp. and the Company entered into a subscription agreement (the “Ardour Subscription Agreement”), pursuant to which ACP Mgmt Corp. agreed, in full satisfaction of Ardour Capital’s right to receive a warrant to purchase shares of Company Common Stock for its services as a financial advisor to the Company, to purchase, and DCRB agreed to sell to ACP Mgmt Corp., such number of warrants exercisable for one share of DCRB Class A Common Stock at an exercise price of $2.20, subject to the terms of a Warrant Agreement, to be entered into by and between DCRB and Continental Stock Transfer & Trust Company in connection with Closing (the “Warrant Agreement”), equal to (x) 184,000 multiplied by (y) the Exchange Ratio. Such warrants will be governed by and exercisable subject to the terms and conditions of the Warrant Agreement.

The foregoing description of the Ardour Subscription Agreement is qualified in its entirety by reference to the full text of the Ardour Subscription Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of DCRB that may be issued in connection with the Merger, the Subscription Agreements and the Ardour Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On February 9, 2021, DCRB and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that DCRB and the Company will hold a conference call on February 9, 2021 at 8:30 am Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the script for the Conference Call is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such exhibits and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information and Where to Find It

In connection with the Proposed Transaction, DCRB will file the Proxy Statement with the SEC. Additionally, DCRB will file other relevant materials with the SEC in connection with the Proposed Transactions. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the Proxy Statement and the other relevant materials when they become available before making any voting decision with respect to the Proposed Transactions because they will contain important information about the Proposed Transactions and the parties thereto. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report Form 8-K.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB Stockholders in connection with the Proposed Transactions. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s final prospectus for its initial public offering, which was filed with the SEC on October 21, 2020, and the Proxy Statement and other relevant materials filed with the SEC in connection with the Proposed Transactions when they become available. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the Proxy Statement relating to the Proposed Transactions when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding DCRB’s proposed acquisition of the Company and DCRB’s ability to consummate the transaction, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and the Company disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. DCRB and the Company caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or the Company. In addition, DCRB cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Proposed Transactions or give rise to the termination of the Business Combination Agreement, the Subscription Agreement and the other agreements related to the Proposed Transactions (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, the Company, their affiliates or their respective directors and officers following announcement of the Proposed Transactions; (iii) the inability to complete the Proposed Transactions due to the failure to obtain approval of the DCRB Stockholders, regulatory approvals, or other conditions to closing in the agreements related to the Proposed Transactions; (iv) the risk that the Proposed Transactions disrupt DCRB’s or the Company’s current plans and operations as a result of the announcement of the Proposed Transactions; (v) the Company’s ability to realize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of the Company to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the Proposed Transactions; (vi) risks relating to the uncertainty of the projected financial information with respect to the Company, including the conversion of pre-orders into binding orders; (vii) costs related to the Proposed Transactions; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; and (x) the amount of redemption request by DCRB Stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the SEC. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s final prospectus for its initial public offering, which was filed with the SEC on October 21, 2020, and its periodic filings with the SEC, including its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement and Plan of Reorganization, dated as of February 8, 2021, by and among DCRB, Merger Sub and the Company.

10.1	Lock-Up Agreement, dated as of February 8, 2021, by and among DCRB, the Company and certain stockholders of the Company

10.2	Founder Warrant Agreement, dated February 8, 2021 by and among DCRB, Sponsor and the other parties thereto.

10.3	Form of Subscription Agreement.

10.4	Ardour Subscription Agreement, dated February 8, 2021 by and among DCRB, Ardour Capital and the Company.

99.1	Press Release, dated February 9, 2021.

99.2	Conference Call Script.

99.3	Investor Presentation.

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2021

DECARBONIZATION PLUS ACQUISITION CORPORATION

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Chief Financial Officer, Chief Accounting Officer and Secretary